Exhibit 99.4

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	21	5,943,061.97	7.47	5.438	643	73.95
5.501 - 6.000	85	21,216,206.21	26.68	5.823	652	73.39
6.001 - 6.500	84	18,021,445.56	22.66	6.331	647	77.13
6.501 - 7.000	64	13,950,019.00	17.54	6.764	630	79.24
7.001 - 7.500	36	6,876,311.36	8.65	7.276	627	80.34
7.501 - 8.000	33	7,481,431.33	9.41	7.734	623	80.89
8.001 - 8.500	17	4,122,353.26	5.18	8.231	616	80.98
8.501 - 9.000	4	826,618.02	1.04	8.760	608	82.78
9.001 - 9.500	3	815,732.52	1.03	9.270	607	83.53
9.501 - 10.000	1	121,456.03	0.15	9.568	654	83.22
10.501 - 11.000	1	141,262.56	0.18	10.650	581	90.00

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Min: 5.180
Max: 10.650
Weighted Average: 6.585

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01 - 100,000.00	22	1,810,701.48	2.28	6.841	628	75.33
100,000.01 - 150,000.00	67	8,554,919.89	10.76	6.937	631	76.51
150,000.01 - 200,000.00	78	13,386,678.87	16.84	6.410	638	74.79
200,000.01 - 250,000.00	55	12,390,492.00	15.58	6.597	637	75.83
250,000.01 - 300,000.00	47	12,972,877.16	16.31	6.531	623	77.39
300,000.01 - 350,000.00	32	10,377,684.18	13.05	6.864	644	78.08
350,000.01 - 400,000.00	23	8,639,710.34	10.87	6.558	629	79.79
400,000.01 - 450,000.00	15	6,336,841.82	7.97	6.230	677	79.05
450,000.01 - 500,000.00	7	3,321,905.88	4.18	6.433	654	80.25
500,000.01 - 550,000.00	1	512,408.59	0.64	6.990	676	90.00
550,000.01 - 600,000.00	1	572,453.61	0.72	6.200	659	76.40
600,000.01 - 650,000.00	1	639,224.00	0.80	5.825	638	78.53

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Min: $60,671.06
Max: $639,224.00
Average: $227,839.25

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28 - Balloon 40/30	281	63,933,516.99	80.40	6.608	637	77.55
ARM 5/25 - Balloon 40/30	56	12,740,391.01	16.02	6.378	646	76.33
ARM 3/27 - Balloon 40/30	10	2,370,475.70	2.98	7.216	622	76.41
Fixed - Balloon 40/30	2	471,514.12	0.59	5.919	693	66.03

Total:	349	79,515,897.82	100.00	6.585	638	77.25

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Balloon	347	79,044,383.70	99.41	6.589	638	77.32
Fixed Balloon	2	471,514.12	0.59	5.919	693	66.03

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	9	2,166,696.77	2.72	6.225	646	76.51
20.01 - 25.00	12	1,924,020.32	2.42	6.596	618	76.60
25.01 - 30.00	27	5,745,343.28	7.23	6.340	629	75.19
30.01 - 35.00	31	5,924,682.73	7.45	6.539	652	73.06
35.01 - 40.00	47	9,897,148.24	12.45	6.353	652	75.46
40.01 - 45.00	85	18,399,181.34	23.14	6.618	638	77.31
45.01 - 50.00	125	32,155,443.79	40.44	6.757	633	79.53
50.01 - 55.00	13	3,303,381.35	4.15	6.154	647	72.08

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Min: 16.00
Max: 55.00
Weighted Average: 41.96

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	65	14,517,208.34	18.26	6.757	638	76.49
2	238	54,508,952.89	68.55	6.529	639	77.37
3	46	10,489,736.59	13.19	6.634	633	77.68

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Min: 1
Max: 3
Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	349	79,515,897.82	100.00	6.585	638	77.25

Total:	349	79,515,897.82	100.00	6.585	638	77.25

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	199,888.14	0.25	5.600	647	20.00
20.01 - 25.00	1	225,746.63	0.28	5.600	687	20.09
25.01 - 30.00	2	373,587.44	0.47	5.912	601	28.90
35.01 - 40.00	2	214,780.38	0.27	5.950	711	38.12
40.01 - 45.00	1	169,819.34	0.21	5.800	693	40.48
45.01 - 50.00	2	449,514.15	0.57	6.162	603	48.97
50.01 - 55.00	2	288,805.60	0.36	6.007	641	51.90
55.01 - 60.00	6	1,442,774.98	1.81	5.943	694	58.07
60.01 - 65.00	12	2,317,660.43	2.91	5.984	645	63.38
65.01 - 70.00	26	5,034,140.66	6.33	6.101	631	68.59
70.01 - 75.00	49	11,216,258.51	14.11	6.286	638	73.69
75.01 - 80.00	211	48,696,798.83	61.24	6.689	637	79.76
80.01 - 85.00	12	2,579,893.45	3.24	6.680	650	84.74
85.01 - 90.00	21	6,078,443.74	7.64	7.272	630	89.57
90.01 - 95.00	1	227,785.54	0.29	6.250	684	95.00

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Min: 20.00
Max: 95.00
Weighted Average: 77.25

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
560 - 579	1	327,888.07	0.41	7.390	571	80.00
580 - 599	55	11,464,314.71	14.42	6.886	590	77.20
600 - 619	79	17,946,347.02	22.57	6.901	611	77.58
620 - 639	74	17,038,579.27	21.43	6.671	631	77.64
640 - 659	61	13,571,164.57	17.07	6.229	649	77.63
660 - 679	41	9,130,238.63	11.48	6.472	668	78.87
680 - 699	22	5,459,917.52	6.87	6.115	690	75.25
700 - 719	6	1,314,916.35	1.65	5.991	709	75.05
720 - 739	1	239,755.53	0.30	7.800	738	80.00
740 - 759	6	1,713,778.85	2.16	5.674	757	68.67
760 - 779	3	1,308,997.30	1.65	6.285	770	73.56

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Min: 571
Max: 776
NZ Weighted Average: 638

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout Refinance	218	51,880,286.15	65.25	6.406	641	75.70
Purchase	102	21,978,615.37	27.64	7.023	631	80.66
Rate/Term Refinance	29	5,656,996.30	7.11	6.518	643	78.24

Total:	349	79,515,897.82	100.00	6.585	638	77.25

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	317	71,567,208.27	90.00	6.557	638	77.06
Condo	26	6,355,413.29	7.99	6.924	639	78.74
Duplex	6	1,593,276.26	2.00	6.473	642	79.84

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	149	38,514,256.37	48.44	6.840	644	77.28
Full	102	21,218,817.17	26.68	6.372	635	77.76
Full Doc Plus	98	19,782,824.28	24.88	6.316	631	76.65

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	349	79,515,897.82	100.00	6.585	638	77.25

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	9	1,561,939.90	1.96	6.610	630	76.79
California	104	29,981,136.05	37.70	6.232	646	74.57
Colorado	11	2,059,355.19	2.59	6.750	642	78.81
Connecticut	3	556,044.40	0.70	6.782	638	77.94
Florida	80	16,689,005.03	20.99	6.961	634	80.76
Georgia	9	1,625,233.92	2.04	6.758	621	80.00
Indiana	1	115,104.53	0.14	6.710	603	80.00
Kansas	1	97,268.09	0.12	7.530	608	70.00
Maryland	6	1,461,549.57	1.84	7.370	653	80.00
Massachusetts	5	1,554,763.52	1.96	7.033	637	79.27
Minnesota	4	580,784.51	0.73	6.420	626	78.83
Missouri	3	416,214.09	0.52	6.537	603	71.47
Nevada	9	2,043,825.59	2.57	5.982	635	77.87
New Hampshire	1	214,783.54	0.27	6.000	639	76.24
New Jersey	11	2,569,731.95	3.23	6.810	613	72.56
New York	13	4,228,937.98	5.32	7.178	637	80.47
North Carolina	9	1,306,862.19	1.64	6.552	624	79.74
Ohio	12	1,539,638.48	1.94	7.299	618	79.71
Oregon	8	1,486,849.35	1.87	6.445	641	78.89
Pennsylvania	3	518,136.58	0.65	6.483	609	75.98
Rhode Island	1	439,579.31	0.55	6.190	776	80.00
South Carolina	1	137,484.35	0.17	8.100	632	80.00
Tennessee	3	368,788.95	0.46	6.885	612	77.69
Texas	7	859,172.98	1.08	6.164	606	80.00
Utah	5	682,687.43	0.86	6.525	625	80.00
Virginia	16	3,809,833.85	4.79	6.600	642	75.47
Washington	12	2,074,607.48	2.61	6.197	636	77.20
Wisconsin	2	536,579.01	0.67	6.911	652	75.22

Total:	349	79,515,897.82	100.00	6.585	638	77.25

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	71	16,593,020.11	20.87	6.998	632	77.88
12	6	1,817,992.63	2.29	7.222	643	78.15
24	231	51,645,734.13	64.95	6.487	638	77.53
36	41	9,459,150.95	11.90	6.274	651	74.44

Total:	349	79,515,897.82	100.00	6.585	638	77.25

Loans with Penalty: 79.13

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	343	77,701,220.13	98.30	6.581	638	77.27
5.501 - 6.000	3	1,051,508.78	1.33	7.054	650	80.00
6.001 - 6.500	1	291,654.79	0.37	6.900	611	80.00

Total:	347	79,044,383.70	100.00	6.589	638	77.32

Min: 5.500
Max: 6.100
Weighted Average (>0): 5.508

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	2	636,393.47	0.81	5.386	647	78.90
10.501 - 11.000	15	3,907,515.22	4.94	5.770	664	69.84
11.001 - 11.500	38	9,294,347.68	11.76	5.804	647	76.20
11.501 - 12.000	79	18,918,642.06	23.93	5.941	646	74.53
12.001 - 12.500	70	15,083,806.32	19.08	6.407	645	76.57
12.501 - 13.000	57	12,945,851.82	16.38	6.844	626	80.18
13.001 - 13.500	31	5,826,271.42	7.37	7.283	624	80.40
13.501 - 14.000	29	6,404,133.32	8.10	7.717	627	80.54
14.001 - 14.500	17	4,122,353.26	5.22	8.231	616	80.98
14.501 - 15.000	4	826,618.02	1.05	8.760	608	82.78
15.001 - 15.500	3	815,732.52	1.03	9.270	607	83.53
15.501 - 16.000	1	121,456.03	0.15	9.568	654	83.22
16.501 - 17.000	1	141,262.56	0.18	10.650	581	90.00

Total:	347	79,044,383.70	100.00	6.589	638	77.32

Min: 10.180
Max: 16.650
Weighted Average (>0): 12.428

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	21	5,943,061.97	7.52	5.438	643	73.95
5.501 - 6.000	83	20,744,692.09	26.24	5.820	651	73.56
6.001 - 6.500	84	18,021,445.56	22.80	6.331	647	77.13
6.501 - 7.000	64	13,950,019.00	17.65	6.764	630	79.24
7.001 - 7.500	36	6,876,311.36	8.70	7.276	627	80.34
7.501 - 8.000	33	7,481,431.33	9.46	7.734	623	80.89
8.001 - 8.500	17	4,122,353.26	5.22	8.231	616	80.98
8.501 - 9.000	4	826,618.02	1.05	8.760	608	82.78
9.001 - 9.500	3	815,732.52	1.03	9.270	607	83.53
9.501 - 10.000	1	121,456.03	0.15	9.568	654	83.22
10.501 - 11.000	1	141,262.56	0.18	10.650	581	90.00

Total:	347	79,044,383.70	100.00	6.589	638	77.32

Min: 5.180
Max: 10.650
Weighted Average (>0): 6.589

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	284	64,828,198.00	82.01	6.626	636	77.39
3.000	7	1,475,794.69	1.87	6.778	629	82.88
5.000	56	12,740,391.01	16.12	6.378	646	76.33

Total:	347	79,044,383.70	100.00	6.589	638	77.32

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.502

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	347	79,044,383.70	100.00	6.589	638	77.32

Total:	347	79,044,383.70	100.00	6.589	638	77.32

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	38	9,098,907.43	11.51	6.629	635	78.22
22	188	42,323,992.60	53.54	6.552	637	77.46
23	55	12,510,616.96	15.83	6.780	637	77.38
33	3	549,900.50	0.70	7.279	607	84.46
34	6	1,639,003.01	2.07	7.266	632	74.41
35	1	181,572.19	0.23	6.580	584	70.00
57	5	840,928.66	1.06	6.266	630	67.45
58	42	10,074,443.16	12.75	6.344	647	78.03
59	9	1,825,019.19	2.31	6.618	648	71.03

Total:	347	79,044,383.70	100.00	6.589	638	77.32

Min: 21
Max: 59
Weighted Average: 28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.